Exhibit 10.7

FIRST AMENDMENT TO PATENT AND TECHNOLOGY LICENSE
AGREEMENT

This First Amendment to Patent and Technology License Agreement (this “Amendment”) is effective as of March 27, 2007 (the “Effective Date”) and amends that certain Patent and Technology License Agreement dated as of February 2, 2005 (the “License”) by and between University College Cardiff Consultant Limited a company incorporated under the laws of England and Wales whose address in 30 36 Newport Road, Cardiff CF24 ODE, United Kingdom (“UCT’) and FermaVir Research, Inc. (formally known as ContraVir Research, Inc.), a Delaware corporation having an address of 420 Lexington Avenue, Suite 445, New York, NY 10170 (“FermaVir”).

RECITALS

WHEREAS, Cardiff and FermaVir are parties to the License: and

WHEREAS, the parties wish to make certain amendments to the License, as set forth herein;

NOW, THEREFORE the parties agree as follows:

1.                                      Section 2.10 shall be deleted and replaced in its entirety with the following language:

2.10 PATENT RIGHT means LICENSOR’s and REGA’s rights in any patents, and/or patent applications, whether domestic or foreign, and all divisional continuations, continuations in-part, reissues, reexaminations or extensions thereof, including but not limited to supplementary protection certificates and any letters patent that issue thereon as defined in Exhibit I attached hereto.

2.                                      Section 2.11 shall be deleted and replaced in its entirety with the following language:

2.11 REGA means Rega Foundation whose address is Minderbroedersstraat 10. B-3000, Leuven, Belgium. Rega Foundation is a constituent of KUL. KUL has assumed the legal rights and obligations of REGA.

3.                                      Section 2.13 shall be deleted and replaced in its entirety with the following language:

2.13 TECHNOLOGY RIGHTS means LICENSOR’s and REGA’s rights in any technical information, know-how, processes, compositions, devices, methods, formulae, protocols, techniques, or data in existence at the EFFECTIVE DATE, which are not claimed in PATENT RIGHTS but that are necessary for practicing PATENT RIGHTS. For the avoidance of doubt, TECHNOLOGY RIGHTS do not include any technical information, know-how, processes, procedures, compositions, devices, methods, formulae, protocols, techniques, or data that are solely related to WO2004/098644 and to any other patent application or patent of Rega or KUL not included in PATENT RIGHTS (and any patents or other applications derived of all the foregoing).

4.                                      Exhibit I shall be deleted and replaced in its entirety with Exhibit I attached hereto.

5.                                      All other provisions of the License remain unchanged.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Patent and License Agreement to be duly executed by their duly authorized representatives.

UNIVERSITY COLLEGE CARDIFE CONSULTANT LIMITED

By:	/s/ Nick Bourne
Name: Nick Bourne, Ph D.
Title: Director

FERMAVIR RESEARCH, INC:

By:	/s/ Geoffrey W. Henson
Name: Geoffrey W. Henson, Ph D.
Title: CEO

Exhibit I

1.             Patent Family A (Attorney ref: P017226, P028080NZ)

Title: ANTI-VIRAL PYRIDINE NUCLEOSIDE ANALOGUES Applications derived from PCT/GB98/01222 and claiming priority from UK Application No. 9708611.0. priority date 28 Apr 1997

Country	Application No.	Grant No.
Australia	199872193	AU 737902
Canada	2288147	Pending
EUROPE Designated states: Austria, Belgium, Cyprus, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, Netherlands, Portugal, Spain, Sweden, Switzerland, United Kingdom	98919313.1	EP 09803/7
Japan	98-546732	Pending
Mexico		MX 218323
New Zealand	500881	NZ 5008881
United States of America	09/403853	US 6573247

2.             Patent Family B (Attorney ref: P024522)

Title: ANTI-VIRAL PYRIDINE NUCLEOSIDE ANALOGUES Applications derived from PCT/GB01/01694 and claiming priority from UK Application No. 0009486.2, priority date 17 Apr 2000

Country	Application No.	Grant No.
Australia	95191/01	781323
Canada	2403835	Pending
EUROPE Designated states: Austria, Belgium, Cyprus, Denmark, Finland, Prance, Germany, Greece, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, Netherlands, Portugal, Spain, Sweden, Switzerland, United Kingdom	1973778.2	EP 1274713
Japan	01-580925	Pending
New Zealand	521828	NZ 521828
United Stated of America	10/257855	Pending

3              Patent Family C (Attorney ref: P024642)

Title: CHEMICAL COMPOUNDS Applications derived from PCT/GB01/02004 and claiming priority from UK Application No. 0011203.7, priority date 9 May 2000

Country	Application No.	Grant No.
Australia	54945/01	AU 780879
Canada	2406633	Pending
EUROPE Designated states: Austria, Belgium, Cyprus, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, Netherlands, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom	01928079.1	EP 1280813
Japan	2001-582349	Pending
New Zealand	521877	NZ 521877
United States of America	10/275635	US 7019135

4.             Patent Family D (Attorney ref: P033963)

Title: CHEMICAL COMPOUNDS Application derived from PCT/GB2004-001687 and claiming priority from UK Application No. 0309506.4, priority date 25 April 2003

Country	Application No.	Grant No.
Australia	2004234110	pending
Canada	2523739	pending
EUROPE Designated states: Austria, Belgium, Cyprus, Czech Republic, Denmark, Estonia, Finland, Prance, Germany, Greece, Hungary, Ireland, Italy, Liechtenstein, Luxembourg, Monaco, Netherlands, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, Switzerland, United Kingdom	04728594.5	pending
Japan	2006506149	pending
Mexico	05010802	pending
New Zealand	542666	pending
United Stated of America	10/551569	pending

5.             Single Amino Acid Prodrug Family (Attorney ref: 33659-501-023)

Title: NOVEL COMPOUNDS Application(s) claiming priority to GB 0609178-9, priority date 9 May 2006

6.             Tripeotide Prodnig Family(Unfiled)

Tripeptide substituted prodrugs, such as Valine-Proline-Valine substituted prodrugs, where the tripeptide is substituted at any of (i) the 3’ position, (ii) the 5’ position or (iii) both the 3’ position and the 5’ position of the compounds claimed in Patent Family B above.